Contact: Dean Ridlon, Investor Relations Director
         Phone:  978.640.5309
         Email:  Investor_Relations@avid.com


              Avid Finishes 2005 with Solid Fourth Quarter Results

Tewksbury, MA - January 26, 2006 - Avid Technology, Inc. (NASDAQ: AVID) today reported revenues of $245.0 million for the three months ended December 31, 2005 compared to $175.0 million for the same period in 2004. GAAP net income for the quarter was $18.4 million, or $.43 per diluted share compared to GAAP net income of $22.5 million, or $.61 per diluted share, in the fourth quarter of 2004.

Non-GAAP net income for the fourth quarter of 2005 was $30.1 million, or $.69 per diluted share, compared to non-GAAP net income of $23.4 million, or $.64 per diluted share in the corresponding quarter of 2004. In order to calculate non-GAAP net income, which the company believes is a more meaningful measure of normalized operating performance and will assist investors in understanding results of operations on a comparative basis, the following items have been excluded from fourth quarter 2005 GAAP net income:

o Non-cash acquisition-related amortization totaling $10.1 million.
o Restructuring charges of $1.2 million related to vacating a facility and reducing headcount in Montreal.
o Acquisition-related stock-based compensation charges and net tax provisions, and other non-recurring tax benefits of $394,000.

"We finished 2005 with a solid fourth quarter," said David Krall, Avid's president and chief executive officer. "Our professional video segment posted good results in the quarter led by strong sales of Avid(R) Symphony(TM) Nitris(R) into the postproduction market and Avid Unity ISIS(TM) to our broadcast customers. Audio had a strong quarter, with record sales of Digidesign's Mbox(R) portable micro-studio, continuing demand for digital mixing consoles for both the studio and live sound markets and new product launches by M-Audio for the home studio. Finally, our consumer segment delivered a profitable quarter, as Pinnacle Studio(TM) version 10 was available during the important holiday buying season."

Revenues for the year ended December 31, 2005, were $775.4 million compared to revenues of $589.6 million for 2004. GAAP net income for 2005 was $34.0 million, or $.86 per diluted share, compared to GAAP net income of $71.7 million, or $2.05 per diluted share, for 2004. Non-GAAP net income for the year ended December 31, 2005, was $92.4 million, or $2.34 per diluted share, compared to $74.9 million, or $2.14 per diluted share, for 2004. Non-GAAP net income in 2005 excludes a $32.4 million in-process research and development charge related to the acquisition of Pinnacle Systems, Inc. on August 9, 2005, $20.2 million of non-cash acquisition-related amortization, $3.2 million of restructuring costs, $2.2 million of stock-based compensation, and $451,000 of non-recurring and other tax provisions.

Use of Non-GAAP Financial Measures
The non-GAAP operating results listed above are "non-GAAP financial measures" under the rules of the Securities and Exchange Commission. These results have been included because management believes they are a meaningful measure of normalized operating performance and will assist investors in understanding the company's results of operations on a comparative basis. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles, or GAAP. Management uses this information internally to more accurately assess the ongoing nature of operations and to measure performance on a comparative basis.

Conference Call
A conference call to discuss Avid's fourth quarter 2005 financial results and the company's outlook for 2006 will be held today, January 26, 2006, at 5:00 p.m. EST. The call will be open to the public, and can be accessed by dialing
(913) 981-5509 and referencing confirmation code 2836084. The call and subsequent replay will also be available on Avid's web site. To listen via this alternative, go to the Investor Relations page under the About Us menu at www.avid.com for complete details 10-15 minutes prior to the start of the conference call.

The above release is subject to final audit and the completion and filing of our Annual Report on Form 10-K. This release includes forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, about Avid's performance. There are a number of factors that could cause actual events or results to differ materially from that indicated by such forward-looking statements, such as competitive factors, including pricing pressures, fluctuating currency exchange rates, delays in product shipments, market acceptance of Avid's existing and new products, Avid's ability to anticipate customer needs and the other important events and factors disclosed previously and from time to time in Avid's filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements contained herein represent Avid's estimate only as of today and should not be relied upon as representing the company's estimate as of any subsequent date. While Avid may elect to update these forward-looking statements at some point in the future, Avid specifically disclaims any obligation to do so, even if the estimate changes.

About Avid Technology, Inc.
Avid Technology, Inc. is the world leader in digital nonlinear media creation, management, and distribution solutions, enabling film, video, audio, animation, games, and broadcast professionals to work more efficiently, productively, and creatively. For more information about the company's Oscar(R), Grammy(R), and Emmy(R) award-winning products and services, please visit: www.avid.com.

(C) 2006 Avid Technology, Inc. All rights reserved. Avid, Avid Unity ISIS, Digidesign, Film Composer, Mbox, Symphony, Nitris, Pinnacle Studio and Pro Tools are either registered trademarks or trademarks of Avid Technology, Inc. or its subsidiaries in the United States and/or other countries. Avid received an Oscar statuette representing the 1998 Scientific and Technical Award for the concept, design, and engineering of the Avid Film Composer(R) system for motion picture editing. Digidesign, Avid's audio division, received an Oscar statuette representing the 2003 Scientific and Technical Award for the design, development, and implementation of its Pro Tools(R) digital audio workstation. Oscar is a trademark and service mark of the Academy of Motion Picture Arts and Sciences. Emmy is a registered trademark of ATAS/NATAS. Grammy is a trademark of the National Academy of Recording Arts and Sciences, Inc. All other trademarks contained herein are the property of their respective owners.

AVID TECHNOLOGY, INC
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

                                                       -------------------------     -------------------------
                                                                  GAAP                       NON - GAAP
                                                       -------------------------     -------------------------
                                                           Three Months Ended            Three Months Ended
                                                              December 31,                  December 31,
                                                          2005          2004            2005          2004
                                                       -----------    ----------     -----------   -----------
Revenue
  Product                                                 $220,460      $159,060        $220,460      $159,060
  Service                                                   24,511        15,911          24,511        15,911
                                                       -----------    ----------     -----------   -----------
     Total Revenue                                         244,971       174,971         244,971       174,971
                                                       -----------    ----------     -----------   -----------

Cost of Revenue
  Product                                                 104,112        67,338         104,112        67,338
  Service                                                  13,590         9,807          13,590         9,807
  Amortization of intangible assets                         6,610           281               -             -
                                                       -----------    ----------     -----------   -----------
     Total Cost of Revenue                                124,312        77,426         117,702        77,145

                                                       -----------    ----------     -----------   -----------
Gross Profit                                              120,659        97,545         127,269        97,826
                                                       -----------    ----------     -----------   -----------

Operating Expenses
  Research and development                                 32,080        25,831          32,080        25,831
  Marketing and selling                                    49,782        36,519          49,782        36,519
  General and administrative                               13,992        11,413          13,992        11,413
  Stock-based compensation (Note A)                           333           818               -             -
  Amortization of intangible assets                         3,465         1,665               -             -
  Impairment of intangible assets                               -         1,187               -             -
  Restructuring charges                                     1,158             -               -             -
                                                       -----------    ----------     -----------   -----------
     Total Operating Expenses                             100,810        77,433          95,854        73,763
                                                       -----------    ----------     -----------   -----------

Operating income                                           19,849        20,112          31,415        24,063
Interest and other income (expense), net                    1,851           653           1,851           653
                                                       -----------    ----------     -----------   -----------
Income before income taxes                                 21,700        20,765          33,266        24,716
Provision for income taxes                                  3,214         1,313           3,214         1,313
Non-recurring and other tax provision (benefits)               61        (3,062)              -             -
                                                       -----------    ----------     -----------   -----------

Net Income                                                $18,425       $22,514         $30,052       $23,403
                                                       ===========    ==========     ===========   ===========

Net income per common share - basic                         $0.44         $0.66           $0.72         $0.68

Net income per common share - diluted                       $0.43         $0.61           $0.69         $0.64

Weighted average common shares outstanding - basic         41,859        34,355          41,859        34,355

Weighted average common shares outstanding - diluted       43,309        36,751          43,309        36,751

Note
----
A. For the three month period ended 12/31/2005, stock based compensation related to stock options issued as part of the acquisition of M-Audio is comprised of $29 of Research and development expense, $110 of Marketing and selling expense, and $194 of General and administrative expense, based on the departmental classification of the option holders.

For the three month period ended 12/31/2004, stock based compensation related to stock options issued as part of the acquisition of M-Audio is comprised of $14 of Research and development expense, $249 of Marketing and selling expense, and $555 of General and administrative expense, based on the departmental classification of the option holders.

Reconciliation of Non-GAAP net income to GAAP net income (loss):
                                        Three months ended December 31,
                                             2005          2004
                                          -----------    ----------
Non-GAAP net income                         $ 30,052      $ 23,403
Stock-based compensation                        (333)         (818)
Amortization of intangible assets            (10,075)       (1,946)
Impairment of intangible assets                    -        (1,187)
Restructuring charges                         (1,158)            -
Non-recurring and other tax
 provisions (benefit),                           (61)        3,062
                                          -----------    ----------
GAAP net income                              $18,425       $22,514
                                          ===========    ==========

AVID TECHNOLOGY, INC
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

                                                       --------------------------      --------------------------
                                                                  GAAP                         NON - GAAP
                                                       --------------------------      --------------------------
                                                          Twelve Months Ended              Twelve Months Ended
                                                               December 31,                   December 31,
                                                          2005           2004             2005           2004
                                                       -----------    -----------      -----------    -----------
Revenue
  Product                                                $692,787       $528,463         $692,787       $528,463
  Service                                                  82,656         61,142           82,656         61,142
                                                       -----------    -----------      -----------    -----------
     Total Revenue                                        775,443        589,605          775,443        589,605
                                                       -----------    -----------      -----------    -----------

Cost of Revenue
  Product                                                 308,386        220,246          308,386        220,246
  Service                                                  45,274         34,842           45,274         34,842
  Amortization of intangible assets                        11,027            408                -              -
                                                       -----------    -----------      -----------    -----------
     Total Cost of Revenue                                364,687        255,496          353,660        255,088

                                                       -----------    -----------      -----------    -----------
Gross Profit                                              410,756        334,109          421,783        334,517
                                                       -----------    -----------      -----------    -----------

Operating Expenses
  Research and development                                111,176         94,827          111,176         94,827
  Marketing and selling                                   170,185        129,720          170,185        129,720
  General and administrative                               45,744         34,613           45,744         34,613
  Stock-based compensation (Note A)                         2,163          1,371                -              -
  In-process research & development                        32,390              -                -              -
  Amortization of intangible assets                         9,194          3,641                -              -
  Impairment of intangible assets                               -          1,187                -              -
  Restructuring charges                                     3,155              -                -              -
                                                       -----------    -----------      -----------    -----------
     Total Operating Expenses                             374,007        265,359          327,105        259,160
                                                       -----------    -----------      -----------    -----------

Operating income                                           36,749         68,750           94,678         75,357
Interest and other income (expense), net                    5,586          2,389            5,586          2,389
Legal settlement                                                -         (1,050)               -              -
                                                       -----------    -----------      -----------    -----------
Income before income taxes                                 42,335         70,089          100,264         77,746
Provision for income taxes                                  7,904          2,894            7,904          2,894
Non-recurring and other tax provision (benefits)              451         (4,506)               -              -
                                                       -----------    -----------      -----------    -----------

Net Income                                                $33,980        $71,701          $92,360        $74,852
                                                       ===========    ===========      ===========    ===========

Net income per common share - basic                         $0.90          $2,21            $2.45          $2.30

Net income per common share - diluted                       $0.86          $2.05            $2.34          $2.14

Weighted average common shares outstanding - basic         37,762         32,485           37,762         32,485

Weighted average common shares outstanding - diluted       39,517         35,003           39,517         35,003

Note
For the twelve month period ended 12/31/2005, stock based compensation related to stock options issued as part of the acquisition of M-Audio is comprised of $158 of Research and development expense, $602 of Marketing and selling expense, and $1,403 of General and administrative expense, based on the departmental classification of the option holders.

For the twelve month period ended 12/31/2004, stock based compensation related to stock options issued as part of the acquisition of M-Audio is comprised of $113 of Research and development expense, $403 of Marketing and selling expense, and $855 of General and administrative expense, based on the departmental classification of the option holders.

Reconciliation of Non-GAAP net income to GAAP net income:
                                          Twelve months ended December 31,
                                               2005           2004
                                            -----------    -----------

 Non-GAAP net income                          $ 92,360       $ 74,852
 Stock-based compensation                       (2,163)        (1,371)
 In-process research & development             (32,390)             -
 Amortization of intangible assets             (20,221)        (4,049)
 Impairment of intangible assets                     -         (1,187)
 Restructuring charges                          (3,155)             -
 Legal settlement                                    -         (1,050)
 Non-recurring and other tax
  provisions (benefit),                           (451)         4,506
                                             -----------    -----------
GAAP net income                               $ 33,980       $ 71,701
                                             ===========    ===========

AVID TECHNOLOGY, INC.
Condensed Consolidated Balance Sheets
(unaudited - in thousands)

                                                          December 31,          December 31,
                                                             2005                  2004
                                                       -----------------     -----------------
ASSETS:
Current assets:
 Cash and marketable securities                             $ 238,431             $ 155,419
 Accounts receivable, net of allowances of
 $22,232 and $9,334 at December 31, 2005 and
 2004, respectively                                           140,668                97,536
 Inventories                                                   96,845                53,946
 Prepaid and other current assets                              25,733                19,407
                                                       -----------------     -----------------
     Total current assets                                     501,677               326,308

 Property and equipment, net                                   38,563                29,092
 Goodwill                                                     396,902               165,803
 Other intangible assets, net                                 118,676                46,884
 Other assets                                                   6,228                 8,147
                                                       -----------------     -----------------
     Total assets                                          $1,062,046             $ 576,234
                                                       =================     =================

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
 Accounts payable                                            $ 43,227              $ 26,517
 Accrued expenses and other current liabilities               103,816                74,727
 Deferred revenues and deposits                                66,034                48,680
                                                       -----------------     -----------------
     Total current liabilities                                213,077               149,924

 Long term liabilities, less current portion                    9,372                 1,689
                                                       -----------------     -----------------
     Total liabilities                                        222,449               151,613
                                                       -----------------     -----------------

Stockholders' equity:
 Common stock                                                     421                   348
 Additional paid-in capital                                   928,703               546,849
 Accumulated deficit                                          (88,795)             (122,775)
 Deferred compensation                                         (1,830)               (4,392)
 Accumulated other comprehensive income                         1,098                 4,591
                                                       -----------------     -----------------
     Total stockholders' equity                               839,597               424,621
                                                       -----------------     -----------------

     Total liabilities and stockholders' equity           $ 1,062,046             $ 576,234
                                                       =================     =================
